UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

Western Water Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18756	33-0085833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Washington Avenue, Point Richmond, California		94801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-234-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2005, Western Water Company (the "Company") adopted material revisions to the Company’s incentive compensation plan (the "IC plan"), which had been most recently amended previously on December 3, 2004. The March 15 revision is aimed at assuring continuity of operations and alignment of the interests of the Company’s employees, particularly the CEO, with the Company’s strategies to monetize the Cherry Creek Project or to recapitalize the Company. As reported in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 (the "Form 10-K"), the Cherry Creek Project is the largest asset on the Company’s consolidated financial statements. Also as reported in the Form 10-K, given its current financial position, the Company must either monetize the Cherry Creek Project or recapitalize the Company prior to September 30, 2005, the Company’s current planning horizon, so as to enable it to continue to meet its financial and operating obligations, including timely repayment of its Unsecured Subordinated Debentures which mature on September 30, 2005 (the "Debentures"). Also on March 15, the Company engaged an independent and exclusive brokerage team to assist in the monetization of the Cherry Creek Project and/or the consideration and possible structuring of a corporate recapitalization.

Revision of Incentive Compensation Plan

In its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, September 30 and December 31, 2004, the Company has highlighted the risks associated with the potential for losing key employees in light of the Company’s strained financial circumstances and difficult business environment. The Company has also noted that it is substantially dependent on the services of Michael Patrick George, the Company’s Chairman, President, CEO and CFO.

In addressing the issues presented by the need to retain key employees, the Compensation Committee of the Board of Directors (which includes only directors who are not employees of the Company) have independently considered a variety of alternative approaches aimed at retaining key employees. For instance and as previously disclosed, the Company paid a cash retention bonus in order to induce one of its executives to forego an alternative employment opportunity and to continue in his position with the Company, at least through September 30, 2005. Similarly, the Compensation Committee has also studied appropriate mechanisms for providing meaningful retention and performance incentives to Mr. George while avoiding current cash bonus payments which would further strain the Company’s liquidity.

Following its deliberations, the Compensation Committee proposed and the Board of Directors adopted (with Mr. George abstaining from the vote) a revised IC plan at its meeting on March 15, 2005. The revised IC plan provides for a series of performance bonus payments contingent on the achievement of outcomes aligned with the Company’s current plan to either monetize the Cherry Creek Project or recapitalize the Company. As such, Mr. George would receive a bonus payable only from the proceeds of a Board-approved monetization of the Cherry Creek Project or from a Board-approved plan of recapitalization of the Company and only if the proceeds of such a transaction were sufficient to satisfy all creditors’ claims against the Company. The entitlement of any employee, including Mr. George, to receive any bonus pursuant to the revised IC plan is subordinated to the rights of all Company creditors. In addition, if the proceeds of such a transaction are sufficient to pay all liquidation preferences of preferred shareholders, additional bonuses to the employees are authorized under the revised IC plan. It is important to note that all bonus compensation payable to Mr. George is contingent on (i) his continued employment with the Company until September 30, 2005, and (ii) the successful completion of a monetization or recapitalization transaction providing sufficient value to satisfy, at a minimum, all of the Company’s financial obligations, including the Debentures. Because the potential bonus payments are performance-based, transaction-funded, contingent obligations, the Company does not plan to create or fund any reserve for payment of such incentive compensation. Furthermore, the Company specifically disclaims any third-party beneficiaries of the revised IC plan, because the revised IC plan is strictly and solely an agreement between the Company and its employees and payments under the IC plan cannot be enforced by any third party, including any of the Company’s creditors or shareholders. As previously reported, the Board of Directors has determined that, given the Company’s current financial condition and business prospects, it is highly unlikely that the Company’s common shareholders will receive any material financial value from their equity securities.

Retention of Brokerage Team

Also on March 15, 2005, the Company entered into an agreement (the "Agreement") with General Capital Partners ("GCP") and Garald L. Barber ("GLB") under which GCP and GLB have been jointly and exclusively engaged to advise and represent the Company in the disposition of the Cherry Creek Project via sale or recapitalization. GCP, based in Greenwood Village, Colorado specializes in advising companies in troubled circumstances with respect to asset dispositions, restructuring and other strategies for dealing with financial distress. GLB, based in Colorado Springs, is a Colorado real estate broker specializing in water property rights and has substantial experience selling water rights in Colorado. Under the terms of the Agreement, the brokerage team will be the exclusive agent for the monetization of the Cherry Creek Project and will earn a commission for assisting with such disposition. To incentivize the brokerage team to seek the maximum value for the Cherry Cheek Project, the commission is graduated to provide an increasing percentage of the gross proceeds of a monetization transaction as such gross proceeds increase.

Under the Agreement, the team will also assist the Company to arrange interim financing to fund Company operations during the Cherry Creek Project offering period. The brokerage team will be separately compensated if the interim financing is successfully arranged and funded. The brokerage team will also be compensated on a graduated fee basis if the Company completes a restructuring in lieu of monetizing the Cherry Creek Project.

Engaging an independent team to manage the monetization and/or recapitalization process is intended to expand the universe of potential purchasers exposed to the Cherry Creek Project and assure that the monetization process results in realization of maximum value available in the current environment. In addition, based upon a broad and well-documented offering process conducted by an independent, expert and incentivized brokerage team, the Company believes it will be able to consider potential monetization and/or recapitalization transactions in an overall context reflecting current market value for the Project.
The brokerage team will report directly to the Company’s Board of Directors.

Forward-Looking Statements

The disclosures set forth in this Current Report on Form 8-K include forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s plans to monetize the Cherry Creek Project or recapitalize the Company and arrange for interim financing, as well as the benefits derived from engaging a brokerage team to market the Cherry Creek Project. These forward-looking statements represent the Company’s current intentions, plans, expectations and beliefs. The Company assumes no obligation to update any forward-looking statements. In addition, the events described in the forward-looking statements may not actually arise. The Company’s actual results could differ materially from those described herein as a result of various factors, risks and uncertainties, including the terms and conditions of any short-term loan the Company secures and the restrictions relating to business operations imposed by such a loan, as well as various factors affecting the marketability of the Cherry Creek Project, including the Company’s success in appealing the substitute water plan in the Colorado water courts and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. For more information about these and other potential factors that could affect the Company’s business and financial results, see the discussion of "Risk Factors" in the Company’s most recent 10-K and 10-Q filings, available on the SEC’s website at www.sec.gov or through the Investor Relations link on the Company’s website at www.wwtr.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Water Company

March 18, 2005	By:	Michael Patrick George

Name: Michael Patrick George
Title: Chairman, President, Chief Executive Officer and Chief Financial Officer